SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2000
                                                           -------------

                              SOUND FEDERAL BANCORP
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

United States of America                0-24811                13-4029393
-------------------------       -------------------------   ------------------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


300 Mamaroneck Ave., Mamaroneck, New York                        10543
-----------------------------------------                        -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:           (914) 698-6400
                                                              --------------



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

     On July 18, 2000, Sound Federal Bancorp (the "Company") completed its acquisition of Peekskill Financial Corporation ("Peekskill") and its wholly-owned subsidiary, First Federal Savings Bank. As part of the acquisition, Peekskill's stockholders received $22.00 per share for each share of Peekskill's common stock issued and outstanding. The aggregate purchase price for the transaction (including cash payments for the cancellation of options) was approximately $41.7 million. The transaction was accounted for using the purchase method.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

     (b) Pro Forma Financial Information

     The unaudited pro forma condensed combined financial statements attached as
Exhibit 99 ("pro forma financial statements") are based on the historical financial statements of Peekskill and the Company and have been prepared to illustrate the effect of the acquisition.

     The unaudited pro forma condensed combined balance sheet as of June 30, 2000 aas Exhibit 99 is based on the unaudited historical consolidated balance sheets of the Company and Peekskill at that date, assuming that the acquisition had been consummated on June 30, 2000 and accounted for using the purchase method of accounting.

     The unaudited pro forma income statements reflect the combination of the historical results of operations of the Company and Peekskill for the year ended March 31, 2000 and for the three months ended June 30, 2000. The unaudited pro forma income statements give effect to the acquisition using the purchase method of accounting and assume that (1) the acquisition occurred as of the beginning of the respective periods presented, and (2) the amount of initial goodwill equaled the amount reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 2000.

     These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the Company's June 30, 2000 Form 10-Q and March 31, 2000 Form 10-K; and in Peekskill's March 31, 2000 Form 10-Q and June 30, 1999 Form 10-K.

     The combined company expects to achieve benefits from the acquisition including operating cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of the Company and Peekskill other than the elimination of expenses related to Peekskill's Employee Stock Ownership and Recognition and Retention Plan and, accordingly, may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     SOUND FEDERAL BANCORP



DATE: September 28, 2000             By:      /s/ Anthony J. Fabiano
                                              ----------------------------------
                                              Anthony J. Fabiano
                                              Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit 99            Unaudited pro forma financial statements

                                   EXHIBIT 99

                                                                            Sound Federal Bancorp
                                                                            ProForma Balance Sheet
                                                                                 June 30, 2000

                                        --------------------------------------------------------------------------------------------
                                                 SFB                    PFC                    Purchase                   SFB
                                             Consolidated           Consolidated             Adjustments               Pro Forma
                                        --------------------------------------------------------------------------------------------
Assets
Cash & due from banks                      7,492,224                           0                       0                  7,492,224
Federal funds                             16,400,000                   6,683,767                       0                 23,083,767
Interest bearing deposits                  7,180,517                           0                       0                  7,180,517
Securities available for sale             60,758,170                  15,121,423              62,134,167   (1)          138,013,760
Securities-Held to maturity               33,792,092                 107,449,046           (107,449,046)   (1)           33,792,092
Loans, net                               198,884,657                  67,491,606               (508,000)   (2)          265,868,263
Premise & equipment, net                   4,657,305                   1,016,577                 385,423   (3)            6,059,305
Accrued interest receivable                2,135,369                   1,029,929                       0                  3,165,298
FHLB stock                                 2,195,400                   1,550,000                       0                  3,745,400
Goodwill                                     227,326                           0              15,287,748   (4)           15,515,074
ESOP Loan                                          0                           0                       0                          0
Other assets                               2,273,281                   1,085,362               2,800,875   (5)            6,159,518
                                        --------------------------------------------------------------------------------------------
     Total Assets                        335,996,341                 201,427,710            (27,348,833)                510,075,218
                                        ============================================================================================

Liabilities & Equity

Deposits                                 280,652,525                 152,109,811               (181,000)   (6)          432,581,336
Escrow deposits                            1,901,584                   1,690,373                       0                  3,591,957
Accrued expenses & other liabilities         545,369                   1,265,724               (161,031)   (7)            1,650,062
Borrowings                                    85,261                  20,000,000               (645,000)   (8)           19,440,261
                                        --------------------------------------------------------------------------------------------
      Total Liabilities                  283,184,739                 175,065,908               (987,031)                457,263,616
                                        --------------------------------------------------------------------------------------------

Stockholders Equity
Preferred stock                                    0                           0                       0                         0
Common stock                                 521,221                      40,997                (40,997)                   521,221
Additional paid-in capital                22,418,595                  40,397,246            (40,397,246)                22,418,595
Retained earnings                         35,670,044                  25,793,061            (25,793,061)                35,670,044
Unallocated ESOP stock                   (1,440,968)                 (2,541,836)               2,541,836               (1,440,968)
Unallocated BRP stock                      (672,594)                   (616,096)                 616,096                 (672,594)
Treasury stock                           (2,068,812)                (35,846,410)              35,846,410               (2,068,812)
H/S Unrealized Gain (Loss)               (1,615,884)                   (865,160)                 865,160               (1,615,884)
                                        --------------------------------------------------------------------------------------------
     Total Equity                         52,811,602                  26,361,802            (26,361,802)   (9)           52,811,602
                                        --------------------------------------------------------------------------------------------

                                         335,996,341                 201,427,710            (27,348,833)                510,075,218
                                        ============================================================================================

                                                                            Sound Federal Bancorp
                                                                          ProForma Income Statement
                                                                      For the Quarter Ended June 30, 2000
                                       ---------------------------------------------------------------------------------------------
                                          CONSOLIDATED           Peekskill          Combined         Purchase           Combined
                                          SFB @ 6/30/00           6/30/00           Results        Adjustments          Results
                                       ---------------------------------------------------------------------------------------------

INTEREST INCOME
     Loans                                   3,540,237            1,241,000        4,781,237           12,600   (2)     4,793,837
     Securities                              1,659,515            2,024,000        3,683,515        (547,043)   (1)     3,136,472
     Federal funds                             358,643                    -          358,643                -             358,643
     Certificates of deposit                   118,161                    -          118,161                -             118,161
     Other earning assets                       53,469              136,000          189,469                -             189,469
                                       -----------------------------------------------------------------------      --------------
          Total interest income              5,730,025            3,401,000        9,131,025        (534,443)           8,596,582
                                       -----------------------------------------------------------------------      --------------

INTEREST EXPENSE
     Interest on deposits                    2,883,204            1,584,000        4,467,204           18,000   (6)     4,485,204
     Interest on borrowings                     12,511              316,000          328,511           98,750   (8)       427,261
                                       -----------------------------------------------------------------------      --------------
          Total interest expense             2,895,715            1,900,000        4,795,715          116,750           4,912,465
                                       -----------------------------------------------------------------------      --------------

     Net interest income                     2,834,310            1,501,000        4,335,310        (651,193)           3,684,117

PROVISION FOR LOAN LOSS                         50,000               65,000          115,000                -             115,000
                                       ----------------  -----------------------------------------------------      --------------
   Net interest income after provision       2,784,310            1,436,000        4,220,310        (651,193)           3,569,117
                                                                                           -
                                                                                           -
     Service fees                               54,711               74,000          128,711                -             128,711
                                       -----------------------------------------------------------------------      --------------
          Total non-interest  income            54,711               74,000          128,711                -             128,711
                                       -----------------------------------------------------------------------      --------------

NON-INTEREST EXPENSES
     Salaries and employee benefits            899,456              495,000        1,394,456        (105,000)  (10)     1,289,456
     Occupancy and equipment                   328,408              114,000          442,408            3,200   (3)       445,608
     Merger costs                                    -                    -                -                                    -
     Data Processing                            95,775               72,000          167,775                -             167,775
     Advertising                               168,312                    -          168,312                              168,312
     Other non-interest expense                396,609              326,000          722,609                -             722,609
     Goodwill Amortization                           -                    -                -          258,585   (4)       258,585
                                       -----------------------------------------------------------------------      --------------
          Total non-interest expense         1,888,560            1,007,000        2,895,560          156,785           3,052,345
                                       -----------------------------------------------------------------------      --------------

Net income before taxes                        950,461              503,000        1,453,461        (807,978)             645,483

PROVISION FOR INCOME TAX                       356,414              236,000          592,414        (253,389)             339,026
                                       -----------------------------------------------------------------------      --------------
NET INCOME                                     594,047              267,000          861,047        (554,590)             306,458
                                       =======================================================================      ==============

                                                                            Sound Federal Bancorp
                                                                          ProForma Income Statement
                                                                      For the Year Ended March 31, 2000
                                         -------------------------------------------------------------------------------------------
                                           Sound Federal        Peekskill           Combined        Purchase              Combined
                                              Bancorp           Financial           Results        Adjustments             Results
                                                               Corporation
                                         -------------------------------------------------------------------------------------------

INTEREST INCOME
     Loans                                   12,427,000           4,836,000       17,263,000          50,400   (2)      17,313,400
     Securities                               5,796,000           8,235,000       14,031,000     (2,188,171)   (1)      11,842,829
     Federal funds                            1,472,000                   -        1,472,000               -             1,472,000
     Certificates of deposit                    654,000                   -          654,000               -               654,000
     Other earning assets                       187,000             376,000          563,000               -               563,000
                                         --------------------------------------------------------------------      ----------------
          Total interest income              20,536,000          13,447,000       33,983,000     (2,137,771)            31,845,229
                                         --------------------------------------------------------------------      ----------------

                                                                                           -
INTEREST EXPENSE
                                                                                           -
     Interest on deposits                     9,821,000           6,084,000       15,905,000          72,000   (6)      15,977,000
     Interest on borrowings                      47,000           1,420,000        1,467,000         395,000   (8)       1,862,000
                                         --------------------------------------------------------------------      ----------------
          Total interest expense              9,868,000           7,504,000       17,372,000         467,000            17,839,000

                                                                                           -
     Net interest income                     10,668,000           5,943,000       16,611,000     (2,604,771)            14,006,229

                                                                                           -
PROVISION FOR LOAN LOSS                         100,000              60,000          160,000                               160,000
                                         ---------------  ---------------------------------------------------      ----------------
   Net interest income after provision       10,568,000           5,883,000       16,451,000     (2,604,771)            13,846,229

NON-INTEREST INCOME
     Service fees                               192,000             275,000          467,000               -               467,000
     Securities gains (losses)                  102,000                              102,000                               102,000
                                         --------------------------------------------------------------------      ----------------
          Total non-interest  income            294,000             275,000          569,000               -               569,000
                                         --------------------------------------------------------------------      ----------------

NON-INTEREST EXPENSES
     Salaries and employee benefits           3,419,000           1,902,000        5,321,000       (420,000)  (10)       4,901,000
     Occupancy and equipment                    935,000             459,000        1,394,000          12,800   (3)       1,406,800
     Merger costs                                     -             460,000          460,000                               460,000
     Data Processing                            425,000             260,000          685,000               -               685,000
     Advertising                                498,000                   -          498,000                               498,000
     Other non-interest expense               1,750,000           1,035,000        2,785,000               -             2,785,000
     Goodwill Amortization                            -                   -                -       1,034,338   (4)       1,034,338
                                         --------------------------------------------------------------------      ----------------
          Total non-interest expense          7,027,000           4,116,000       11,143,000         627,138            11,770,138
                                         --------------------------------------------------------------------      ----------------

Net income before taxes                       3,835,000           2,042,000        5,877,000     (3,231,909)             2,645,091

PROVISION FOR INCOME TAX                      1,443,000             912,000        2,355,000       (975,214)             1,379,786
                                         --------------------------------------------------------------------      ----------------
NET INCOME                                    2,392,000           1,130,000        3,522,000     (2,256,695)             1,265,305
                                         ====================================================================      ================

                              Sound Federal Bancorp
             Footnotes to ProForma Consolidated Financial Statements



1. Represents the funds used to complete the Acquisition ($40.9 million), the estimated fair market value adjustment related to Peekskill's securities portfolio ($4.4 million) and the reclassification of Peekskill's securities held to maturity portfolio as securities available for sale. The estimated fair market value adjustment (premium) is assumed to have a life of 10 years. The adjustment is assumed to amortize on a straight-line basis over this time period into interest on securities.

2. Represents the estimated fair market value adjustment relating to the loan portfolio. The estimated life of this portfolio is assumed to be 9 years. The adjustment is assumed to amortize on a straight-line basis over this time period into interest and fees on loans.

3 Represents the estimated fair market value adjustment relating to premises and equipment. The estimated life of these assets is assumed to be 30 years. The adjustment is assumed to amortize on a straight-line basis over this time period into occupancy expenses.

4 Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon currently available information. Goodwill is expected to be amortized on a straight-line basis over 15 years.

5. Represents the estimated income tax effects of the estimated purchase accounting adjustments. The estimated income tax effect is assumed to be at a marginal rate of 37.5%. The income tax effect is reflected in tax expense during the period that the related purchase accounting adjustments (other than the amortization of non-deductible goodwill) are amortized.

6 Represents the estimated fair market value adjustment relating to deposits. The life of these liabilities is assumed to be 12 months. The adjustment is assumed to amortize on a straight-line basis over this time period as an increase in interest expense on deposits.

10. Represents an estimated liability for the settlement of amounts due to various parties in connection with the Acquisition.

8.   Represents  the  estimated  fair  market  value   adjustment   relating  to
     borrowings. The estimated fair value adjustment is being amortized on a straight-line basis over the remaining term to maturity or call date.

9. Represents the elimination of Peekskill's equity as of the date of the transaction.

10. Represents the assumed reduction of Peekskill's expenses related to Peekskill's Employee Stock Ownership Plan and Recognition and Retention Plan as these plans will be necessarily eliminated given the nature of the consideration utilized in the transaction (cash).